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Exhibit 10.44

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment') is made as of July 16, 2007 by and among LECG, LLC (the "Borrower"), the financial institutions party hereto (the "Lenders"), LASALLE BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Agent"), and BANK OF AMERICA, N.A., as syndication agent for the Lenders.

RECITALS

        A.    The Borrower, the financial institutions party thereto and the Agent entered into a Credit Agreement dated as of December 15, 2006 (the "Credit Agreement").

        B.    The Borrower, the Lenders and the Agent wish to amend the Credit Agreement as set forth herein.

        NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

        1.    Definitions.    Capitalized terms used but not defined herein are used as defined in the Credit Agreement.

        2.    Amendments.

          (a)   Section 1.1 of the Credit Agreement is hereby amended by (i) amending and restating the definition of "Issuing Lender" as follows:

          Issuing Lender means (i) U.S. Bank National Association, in its capacity as the issuer of the Letters of Credit listed on Schedule 2.1 and indicated thereon as having been issued by it, (ii) Bank of America, N.A., in its capacity as the issuer of the Letter of Credit listed on Schedule 2.1 and indicated thereon as having been issued by it, and (iii) LaSalle, in its capacity as the issuer of all other Letters of Credit hereunder, or any Affiliate of LaSalle that may from time to time issue such Letters of Credit, and their successors and assigns in such capacity.

  and (ii) deleting the reference to "clause (d)" in the definition of "Pro Rata Share" and replacing it with a reference to "clause (b)".

          (b)   Section 2.1.2 of the Credit Agreement is hereby amended by deleting the reference to "the other Issuing Lender" in clause (iii) of paragraph (b) thereof and replacing it with a reference to "LaSalle or one of its Affiliates".

          (c)   Schedule 2.1 of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto.

        3.    Effectiveness.    This Amendment shall become effective upon the delivery to the Agent of signature pages hereto by the Borrower and Required Lenders.

        4.    Representations and Warranties.    To induce the Agent and the undersigned Lenders to execute this Amendment, Borrower represents and warrants as follows:

          (a)   Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations hereunder.

          (b)   The representations and warranties in the Loan Documents (including but not limited to Section 9 of the Credit Agreement) are true and correct in all material respects with the same effect as though made on and as of the date of this Amendment (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date).

        5.    Affirmation.    Except as expressly amended hereby, the Credit Agreement and the other Loan Documents are and shall continue in full force and effect and Borrower hereby fully ratifies and affirms each Loan Document to which it is a party. Any reference to the Credit Agreement found in the Credit Agreement or any other Loan Document shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents.

        6.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of an original counterpart.

        7.    Headings.    The headings and captions of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        8.    APPLICABLE LAW.    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        [signature page follows]

2

        The parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

LECG, LLC
By:	/s/ JOHN C. BURKE
Title:	CFO
LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender
By:	/s/ [ILLEGIBLE]
Title:
BANK OF AMERICA, N.A., as Syndication Agent and a Lender
By:	/s/ [ILLEGIBLE]
Title:
U. S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender
By:	/s/ [ILLEGIBLE]
Title:
KEY BANK N. A., as Co-Documentation Agent and a Lender
By:	/s/ [ILLEGIBLE]
Title:
WELLS FARGO BANK, N.A., as Co-Documentation Agent and a Lender
By:	/s/ [ILLEGIBLE]
Title:
THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ [ILLEGIBLE]
Title:

Schedule 2.1

Existing Letters of Credit

Beneficiary Name	LC Number	L/C Balance in FCY		L/C Balance in USS		Expiry
CA-Mission Street Limited	SLCMMSP03559	USD	60,000.00	US$	60,000.00	02/23/08*
Travelers Indemnity Company	SLCMMSP03963	USD	460,000.00	US$	460,000.00	10/31/07*
ABN AMRO Madrid in support of a guarantee in favor of Fongadea Recoletos 7-9, S.L.	S571652000	EUR	90,096.78	US$	121,441.45	03/31/08**
One Hundred Towers, L.L.C	TBD	USD	595,518.00	US$	595,518.00	08/15/08 (renewable annually)***

				US$	1,236,959.45

*
Issuing Lender is U.S. Bank National Association

**
Issuing Lender is LaSalle Bank National Association

***
Issuing Lender is Bank of America National Association

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  Exhibit 10.44